UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/24

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Core Plus Fund

ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2023, through April 30, 2024, as provided by primary portfolio managers James DiChiaro, Scott Zaleski, CFA and Brendan Murphy, CFA of Insight North America LLC, Sub-Adviser.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2024, BNY Mellon Core Plus Fund (the “fund”) produced a total return of −.17% for Class A shares, −.92% for Class C shares, .08% for Class I shares and .13% for Class Y shares. 1 In comparison, the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), produced a total return of −1.47% for the period.2

The fixed-income market produced negative returns, on average, over the reporting period, largely due to persistent inflation and higher interest rates. The fund outperformed the Index primarily due to an overweight allocation to investment-grade and high yield corporate bonds.

The Fund’s Investment Approach

The fund seeks high total returns consistent with the preservation of capital. To pursue its goal, the fund primarily invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fund primarily invests in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by the fund’s sub-adviser. The fund may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade or the unrated equivalent as determined by the fund’s sub-adviser.3 Typically, the fund’s portfolio can be expected to have an average effective duration ranging between three and eight years.

In constructing the fund’s portfolio, we rely primarily on proprietary, internally generated credit research focusing on identifying attractive relative values through industry/sector analysis and detailed individual security selection. We analyze issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position, and overall financial strength.

Markets Volatile as Fed Delays Rate Cuts

The U.S. Federal Reserve (the “Fed”) maintained a hawkish stance early in the reporting period, hampering bond market returns, but then turned dovish, resulting in a market rebound late in 2023. Expectations that rate cuts would be delayed hampered returns later in the period.

The Fed raised the federal funds rate twice during the period. In May 2023, the 25-basis-point (“bp”) hike, was followed by another 25-bp increase in July, bringing the target to a range of 5.25%−5.50%. Fed officials then chose to “pause” for the rest of the quarter. However, officials continued to project another rate hike by the end of the year and adjusted the “dot plot” in September to reflect a slower pace of eventual rate cuts over the coming years than it did in at its June meeting. This continued hawkish tone surprised the market, and, although the Fed emphasized caution (meaning another hike is not guaranteed), markets repriced to reflect “higher-for-longer” rate expectations.

Headline inflation readings were mixed over the period, but core CPI (of more importance to the Fed) continued to improve consistently, indicating that wider disinflationary forces were fundamentally still in play. Economic growth remained robust. The economy grew by 2.1% in the second quarter of 2023, followed by 4.9% in the third. Growth moderated to 1.6% in the first quarter of 2024. Labor market conditions remained tight overall. The unemployment rate unexpectedly increased in the third quarter of 2023, but this was partly driven by an increase in the participation rate.

As the “higher-for-longer” narrative took hold, long-dated Treasury bond yields rose, while staying relatively anchored at the short end of the curve. This move was mirrored across most global markets. Credit markets fared little better as credit spreads narrowed, particularly across longer-dated bonds and lower-rated credits.

Later in 2023, investors accepted that interest rates had peaked, given moderating inflation and some signs of loosening in the labor market. The Fed pivoted from hawkish rhetoric in December, projecting three rate cuts in 2024.

In the United States, while headline inflation declined late in the year, core inflation remained relatively sticky. Job growth continued to be robust despite a lack of positive momentum in some of the key leading economic indicators.

Early in 2024, the decline in U.S. headline and core CPI stalled for a second successive quarter at 3.2% and 3.8% respectively. Meanwhile, the labor market remained strong, and consumer confidence continued to increase to the highest level since 2021. Other key economic indicators also rose modestly but did not yet point toward rapid expansion.

Despite the positive evidence on the economy, the market began pricing in multiple interest-rate cuts, and policymakers acknowledged that as many as three quarter-point cuts could occur in 2024 and beyond. But late in the reporting period, bonds were hampered by a concern that a resurgence in inflation would mean that interest-rate cuts by the Fed would be postponed until late in 2024.

Overweight Allocations to Investment Grade and High Yield Drove Outperformance

The fund outperformed the Index by a wide margin during the period. The primary driver of the outperformance was the overweight allocation to both investment-grade and high yield corporate credit, which delivered excess returns of 495 and 856 bps, respectively. Security selection was also a material contributor. Selection gains were most prominent in agency mortgage-backed securities, as the fund’s “up-in-coupon” bias has been additive, given the increase in rates over the last 12 months. Strong selection gains were also generated in the consumer cyclical and transportation sectors. Within corporate credit, the overweight allocations to midstream energy and banks contributed as well, as did an overweight to the securitized asset class.

On the negative side, the fund’s underweight to local authorities detracted slightly, as did selections in basic industries. Duration and yield-curve positioning were also modest detractors. The fund operated with a short-duration bias through much of 2023, however, we began to shift to a long-duration bias toward the end of 2023 and early in 2024 in anticipation of a Fed easing cycle. But interest rates moved higher early in 2024, resulting in modest negative performance.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Lower Rates Likely

We retain a positive outlook on U.S. growth, and there is now a widespread expectation that any “landing” for the U.S. economy is likely to be soft. With the Fed raising its 2024 growth forecasts from 1.4% to 2.1%, but maintaining its expectation that monetary policy can be eased, the risk of a U.S. recession appears to be receding.

Meanwhile, having fallen from its peak in mid-2022, the headline rate of inflation has made no headway since June 2023, while the previous steady decline in the core rate has tailed off. Despite this, the Fed seems set to begin easing policy later in 2024, though policymakers projected only three small cuts this year. We see Treasury yields reflecting the gradual easing in policy rates, taking 10-year rates lower in a year’s time, though volatility may be expected in the meantime.

In investment grade, a soft-landing scenario should support corporate profits, and although spreads have tightened to reflect a more benign outlook, the absolute level of yields has drifted higher since the start of the year. This creates a more attractive entry point, but the prospects for further spread tightening would appear limited.

In high yield, a combination of resilient growth, better-than-expected earnings, elevated yields and rapidly improving capital market access underpinned the asset class in the first quarter of 2024, helping drive spreads tighter. Defaults continue to run below long-term average levels, and we see little reason for this to change in 2024.

In emerging markets, though taking some risk remains warranted, we believe the probability of achieving extraordinary returns is low compared to the situation of two years ago. We are marginally positive on high yield sovereigns and corporates, while we are marginally negative on investment-grade equivalents.

In structured credit, resilient growth, still-tight labor markets and an expectation of lower interest rates ahead has provided a strong backdrop, and there seems little reason to believe that will change in the months ahead.

May15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 1, 2024, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns would have been lower. BNY Mellon Core Plus Fund (the “fund”) commenced operations after the assets of a predecessor mutual fund reorganized into the fund on February 2, 2018. The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares). The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

² Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Core Plus Fund with a hypothetical investment of $10,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Core Plus Fund on 04/30/14 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Core Plus Fund with a hypothetical investment of $1,000,000 in the Bloomberg U.S. Aggregate Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Core Plus Fund on 04/30/14 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 4/30/2024
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.50%)	2/2/18	-4.69%	-.30%	1.46%	††
without sales charge	2/2/18	-.17%	.61%	1.93%	††
Class C shares
with applicable redemption charge †	2/2/18	-1.88%	-.16%	1.45%	††
without redemption	2/2/18	-.92%	-.16%	1.45%	††
Class I shares	2/2/18	.08%	.86%	2.09%	††
Class Y shares	12/2/10	.13%	.91%	2.11%	††
Bloomberg U.S. Aggregate Bond Index	11/30/10	-1.47%	-.16%	1.20%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A, Class C and Class I shares of the fund reflect the performance of the fund’s Class Y shares for the period prior to 2/2/18 (the inception date for Class A, Class C and Class I shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the predecessor fund’s Institutional Class shares for the period prior to 2/2/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Core Plus Fund from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.59	$7.41	$2.31	$2.05
Ending value (after expenses)	$1,060.70	$1,055.60	$1,060.80	$1,061.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.52	$7.27	$2.26	$2.01
Ending value (after expenses)	$1,021.38	$1,017.65	$1,022.63	$1,022.87
†

Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.45% for Class C, .45% for Class I and .40% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3%
Aerospace & Defense - 1.0%
Rolls-Royce PLC, Gtd. Notes	5.75	10/15/2027	3,983,000	[b]	3,943,134
The Boeing Company, Sr. Unscd. Notes	2.20	2/4/2026	6,887,000		6,426,549
The Boeing Company, Sr. Unscd. Notes	5.81	5/1/2050	5,601,000		4,960,655
The Boeing Company, Sr. Unscd. Notes	6.86	5/1/2054	2,370,000	[b]	2,380,922
				17,711,260
Agriculture - .4%
BAT Capital Corp., Gtd. Notes	6.34	8/2/2030	1,546,000		1,585,687
BAT Capital Corp., Gtd. Notes	7.08	8/2/2053	556,000		582,382
BAT International Finance PLC, Gtd. Notes	1.67	3/25/2026	1,998,000		1,855,848
Philip Morris International, Inc., Sr. Unscd. Notes	2.10	5/1/2030	3,470,000		2,873,528
				6,897,445
Airlines - 1.3%
Air Canada, Sr. Scd. Notes	3.88	8/15/2026	1,760,000	[b]	1,671,062
Air Canada Pass Through Trust, Ser. 2020-2, Cl. A	5.25	4/1/2029	915,594	[b]	889,196
American Airlines Pass Through Trust, Ser. 2017-1, Cl. AA	3.65	2/15/2029	132,500		123,189
American Airlines Pass Through Trust, Ser. 2017-2, Cl. AA	3.35	10/15/2029	194,477		176,888
American Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	3.15	2/15/2032	1,767,227		1,561,452
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.50	4/20/2026	1,604,000	[b]	1,586,868
American Airlines, Inc./Aadvantage Loyalty IP Ltd., Sr. Scd. Notes	5.75	4/20/2029	1,105,000	[b]	1,068,052
British Airways Pass Through Trust, Ser. 2020-1, Cl. A	4.25	11/15/2032	520,917	[b]	477,325
Delta Air Lines, Inc./Skymiles IP Ltd., Sr. Scd. Notes	4.50	10/20/2025	359,255	[b]	354,372
Delta Air Lines, Inc./Skymiles IP Ltd., Sr. Scd. Notes	4.75	10/20/2028	2,009,000	[b]	1,945,413
JetBlue Pass Through Trust, Ser. 2020-1, Cl. A	4.00	11/15/2032	6,390,132		5,840,003
United Airlines Pass Through Trust, Ser. 2018-1, Cl. B	4.60	3/1/2026	83,744		80,779
United Airlines Pass Through Trust, Ser. 2019-1, Cl. AA	4.15	8/25/2031	837,562		777,621

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Airlines - 1.3% (continued)
United Airlines Pass Through Trust, Ser. 2019-2, Cl. AA	2.70	5/1/2032	2,157,022		1,843,810
United Airlines Pass Through Trust, Ser. 2020-1, Cl. A	5.88	10/15/2027	835,804		834,472
United Airlines Pass Through Trust, Ser. 2023-1, CI. A	5.80	1/15/2036	1,934,000		1,928,933
United Airlines, Inc., Sr. Scd. Notes	4.38	4/15/2026	424,000	[b]	408,229
United Airlines, Inc., Sr. Scd. Notes	4.63	4/15/2029	2,193,000	[b]	2,023,348
				23,591,012
Asset-Backed Certificates - 2.9%
AEP Texas Central Transition Funding III LLC, Ser. 2012-1, Cl. A3	2.84	3/1/2026	4,039,674		3,999,253
Amur Equipment Finance Receivables XI LLC, Ser. 2022-2A, Cl. A2	5.30	6/21/2028	324,784	[b]	323,632
Auxilior Term Funding LLC, Ser. 2023-1A, Cl. A2	6.18	12/15/2028	1,066,000	[b]	1,069,276
Blackbird Capital II Aircraft Lease Ltd., Ser. 2021-1A, Cl. A	2.44	7/15/2046	3,902,495	[b]	3,441,073
Daimler Trucks Retail Trust, Ser. 2023-1, Cl. A3	5.90	3/15/2027	3,597,000		3,613,513
DB Master Finance LLC, Ser. 2021-1A, Cl. A2I	2.05	11/20/2051	4,264,833	[b]	3,875,663
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I	2.66	4/25/2051	3,427,090	[b]	3,000,529
EnFin Residential Solar Receivables Trust, Ser. 2024-1A, Cl. A	6.65	2/20/2055	2,103,000	[b]	2,088,228
Hilton Grand Vacations Trust, Ser. 2023-1A, Cl. A	5.72	1/25/2038	641,930	[b]	642,215
InStar Leasing III LLC, Ser. 2021-1A, Cl. A	2.30	2/15/2054	1,437,538	[b]	1,252,212
Marlette Funding Trust, Ser. 2022-3A, Cl. A	5.18	11/15/2032	62,950	[b]	62,882
MetroNet Infrastructure Issuer LLC, Ser. 2024-1A, Cl. A2	6.23	4/20/2054	425,806	[b]	421,397
OneMain Financial Issuance Trust, Ser. 2019-2A, Cl. A	3.14	10/14/2036	3,801,000	[b]	3,546,759
PMT Issuer Trust - FMSR, Ser. 2021-FT1, Cl. A, (1 Month TSFR +3.11%)	8.43	3/25/2026	3,714,000	[b,c]	3,760,820
Purewest Funding LLC, Ser. 2021-1, Cl. A1	4.09	12/22/2036	1,245,247	[b]	1,203,270
Slam Ltd., Ser. 2021-1A, Cl. A	2.43	6/15/2046	7,626,637	[b]	6,673,499
TIF Funding II LLC, Ser. 2021-1A, Cl. A	1.65	2/20/2046	2,747,163	[b]	2,352,074

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Asset-Backed Certificates - 2.9% (continued)
TIF Funding III LLC, Ser. 2024-1A, Cl. A	5.48	4/20/2049	4,050,525	[b]	3,984,796
Tricon American Homes Trust, Ser. 2018-SFR1, Cl. C	4.04	5/17/2037	4,000,000	[b]	3,919,957
Willis Engine Structured Trust IV, Ser. 2018-A, Cl. A	4.75	9/15/2043	693,143	[b]	662,462
Willis Engine Structured Trust VI, Ser. 2021-A, Cl. A	3.10	5/15/2046	4,116,777	[b]	3,590,320
				53,483,830
Asset-Backed Certificates/Auto Receivables - 1.0%
Avis Budget Rental Car Funding AESOP LLC, Ser. 2020-1A, Cl. A	2.33	8/20/2026	1,575,000	[b]	1,518,661
Bayview Opportunity Master Fund VII LLC, Ser. 2024-CAR1, Cl. A, (1 Month SOFR +1.10%)	6.43	12/26/2031	1,207,062	[b,c]	1,211,975
Bayview Opportunity Master Fund VII Trust, Ser. 2024-SN1, Cl. C	5.83	12/15/2028	1,052,000	[b]	1,043,889
Carvana Auto Receivables Trust, Ser. 2021-N1, Cl. C	1.30	1/10/2028	1,527,339		1,449,669
Chesapeake Funding II LLC, Ser. 2023-2A, Cl.A1	6.16	10/15/2035	1,113,505	[b]	1,118,519
Credit Acceptance Auto Loan Trust, Ser. 2022-3A, Cl. A	6.57	10/15/2032	2,020,000	[b]	2,031,013
Ford Credit Auto Owner Trust, Ser. 2024-1, Cl. A	4.87	8/15/2036	2,394,000	[b]	2,346,320
Oscar US Funding XVI LLC, Ser. 2024-1A, Cl. A3	5.54	2/10/2028	1,803,000	[b]	1,793,251
Santander Drive Auto Receivables Trust, Ser. 2022-5, CI. A3	4.11	8/17/2026	296,715		296,151
SFS Auto Receivables Securitization Trust, Ser.2023-1A, CI. A2A	5.89	3/22/2027	1,018,147	[b]	1,018,905
Tesla Auto Lease Trust, Ser. 2023-B, Cl. A3	6.13	9/21/2026	3,793,000	[b]	3,816,317
US Bank NA, Ser. 2023-1, Cl. B	6.79	8/25/2032	386,997	[b]	388,305
				18,032,975
Asset-Backed Certificates/Student Loans - .3%
Commonbond Student Loan Trust, Ser. 2019-AGS, Cl. A1	2.54	1/25/2047	2,031,698	[b]	1,777,467
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. A	0.84	5/15/2069	540,933	[b]	469,208
Navient Private Education Refi Loan Trust, Ser. 2021-A, Cl. B	2.24	5/15/2069	766,000	[b]	546,077
SMB Private Education Loan Trust, Ser. 2017-A, Cl. A2A	2.88	9/15/2034	37,436	[b]	36,506

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Asset-Backed Certificates/Student Loans - .3% (continued)
SMB Private Education Loan Trust, Ser. 2017-B, Cl. A2B, (1 Month TSFR +0.86%)	6.19	10/15/2035	29,285	[b,c]	29,241
SoFi Professional Loan Program LLC, Ser. 2017-C, Cl. B	3.56	7/25/2040	1,923,220	[b]	1,847,175
				4,705,674
Automobiles & Components - 2.0%
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	2.30	2/10/2025	8,740,000		8,494,605
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	4.54	8/1/2026	3,004,000		2,906,587
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	5.80	3/5/2027	2,491,000		2,475,018
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	7.12	11/7/2033	4,245,000		4,419,026
General Motors Financial Co., Inc., Sr. Unscd. Notes	2.35	1/8/2031	7,880,000		6,336,752
General Motors Financial Co., Inc., Sr. Unscd. Notes	3.60	6/21/2030	4,332,000		3,815,603
Mercedes-Benz Finance North America LLC, Gtd. Notes	5.05	8/3/2033	1,640,000	[b]	1,589,955
Stellantis Finance US, Inc., Gtd. Notes	2.69	9/15/2031	2,301,000	[b]	1,883,038
Volkswagen Group of America Finance LLC, Gtd. Notes	6.45	11/16/2030	4,420,000	[b]	4,571,872
				36,492,456
Banks - 8.4%
Bank of America Corp., Sr. Unscd. Notes	3.37	1/23/2026	588,000		577,278
Bank of America Corp., Sr. Unscd. Notes	3.42	12/20/2028	1,282,000		1,188,627
Bank of America Corp., Sr. Unscd. Notes	3.50	4/19/2026	1,635,000		1,577,306
Bank of America Corp., Sr. Unscd. Notes	3.97	3/5/2029	5,190,000		4,887,327
Bank of America Corp., Sr. Unscd. Notes	5.29	4/25/2034	12,262,000		11,816,647
Bank of America Corp., Sr. Unscd. Notes	5.47	1/23/2035	2,261,000		2,199,688
Citigroup, Inc., Jr. Sub. Bonds, Ser. W	4.00	12/10/2025	2,385,000	[d]	2,283,116
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	2.25	4/28/2025	580,000	[e]	559,769
Citizens Bank NA/Providence RI, Sr. Unscd. Notes	6.06	10/24/2025	3,855,000		3,837,372
Citizens Financial Group, Inc., Sr. Unscd. Notes	5.84	1/23/2030	1,264,000		1,238,280

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Banks - 8.4% (continued)
Citizens Financial Group, Inc., Sr. Unscd. Notes	6.65	4/25/2035	1,712,000		1,717,543
Danske Bank A/S, Sr. Notes	5.71	3/1/2030	6,259,000	[b]	6,183,048
Fifth Third Bancorp, Sr. Unscd. Notes	2.38	1/28/2025	3,333,000		3,250,463
HSBC Capital Funding Dollar 1 LP, Gtd. Notes	10.18	6/30/2030	325,000	[b,d]	393,561
HSBC Holdings PLC, Jr. Sub. Notes	4.60	12/17/2030	5,303,000	[d]	4,376,853
ING Groep NV, Sr. Unscd. Notes	3.87	3/28/2026	5,462,000		5,362,725
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. HH	4.60	2/1/2025	663,000	[d]	653,819
JPMorgan Chase & Co., Sr. Unscd. Notes	2.58	4/22/2032	10,300,000		8,479,184
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	2,670,000		2,592,832
JPMorgan Chase & Co., Sr. Unscd. Notes	5.30	7/24/2029	3,656,000		3,618,142
JPMorgan Chase & Co., Sub. Notes	4.25	10/1/2027	2,360,000		2,277,463
JPMorgan Chase & Co., Sub. Notes	5.72	9/14/2033	6,225,000		6,203,815
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	6,852,000		6,520,320
Morgan Stanley, Sr. Unscd. Notes	6.63	11/1/2034	6,110,000		6,449,816
Morgan Stanley, Sub. Notes	4.35	9/8/2026	2,500,000		2,432,370
Santander Holdings USA, Inc., Sr. Unscd. Notes	6.50	3/9/2029	875,000		882,155
State Street Corp., Jr. Sub. Notes, Ser. I	6.70	3/15/2029	3,436,000	[d]	3,447,481
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	2.62	4/22/2032	9,150,000		7,494,473
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.69	6/5/2028	700,000		662,439
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	3.81	4/23/2029	1,205,000		1,126,835
The Goldman Sachs Group, Inc., Sr. Unscd. Notes	4.48	8/23/2028	1,810,000		1,749,061
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	5.30	1/21/2028	2,278,000		2,258,606
The PNC Financial Services Group, Inc., Sr. Unscd. Notes	6.62	10/20/2027	2,252,000		2,301,794
Truist Financial Corp., Sr. Unscd. Notes	5.71	1/24/2035	10,701,000		10,389,601
Truist Financial Corp., Sr. Unscd. Notes	5.87	6/8/2034	804,000		789,225
Truist Financial Corp., Sr. Unscd. Notes	7.16	10/30/2029	1,221,000		1,278,866
U.S. Bancorp, Sr. Unscd. Notes	5.68	1/23/2035	3,734,000		3,649,299
U.S. Bancorp, Sr. Unscd. Notes	5.84	6/12/2034	1,165,000		1,152,013

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Banks - 8.4% (continued)
UBS Group AG, Sr. Unscd. Notes		2.59	9/11/2025	2,867,000	[b]	2,831,723
UBS Group AG, Sr. Unscd. Notes		3.09	5/14/2032	722,000	[b]	598,128
UBS Group AG, Sr. Unscd. Notes		5.70	2/8/2035	2,399,000	[b]	2,327,270
UBS Group AG, Sr. Unscd. Notes		6.54	8/12/2033	914,000	[b]	935,319
Wells Fargo & Co., Jr. Sub. Notes, Ser. BB		3.90	3/15/2026	5,274,000	[d]	5,005,622
Wells Fargo & Co., Sr. Unscd. Notes		5.20	1/23/2030	2,257,000		2,213,732
Wells Fargo & Co., Sr. Unscd. Notes		5.57	7/25/2029	3,779,000		3,768,060
Wells Fargo & Co., Sr. Unscd. Notes		6.49	10/23/2034	6,190,000		6,447,475
Westpac Banking Corp., Sub. Notes		2.67	11/15/2035	4,651,000		3,759,606
					155,746,147
Beverage Products - .1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes		4.70	2/1/2036	1,385,000		1,289,930
Building Materials - .8%
Builders FirstSource, Inc., Gtd. Notes		6.38	3/1/2034	4,495,000	[b]	4,417,202
Cemex SAB de CV, Sub. Notes		9.13	3/14/2028	964,000	[b,d]	1,035,107
Masonite International Corp., Gtd. Notes		3.50	2/15/2030	368,000	[b]	322,826
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes		6.00	11/1/2028	2,160,000	[b]	2,091,517
Smyrna Ready Mix Concrete LLC, Sr. Scd. Notes		8.88	11/15/2031	7,385,000	[b]	7,783,077
					15,649,729
Chemicals - .5%
Braskem Netherlands Finance BV, Gtd. Notes		4.50	1/31/2030	2,718,000	[b]	2,293,639
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	4,000,000		4,467,283
Celanese US Holdings LLC, Gtd. Notes		6.55	11/15/2030	2,381,000		2,440,165
Orbia Advance Corp. Sab De CV, Gtd. Notes		2.88	5/11/2031	1,085,000	[b,e]	882,901
					10,083,988
Collateralized Loan Obligations Debt - 4.0%
Antares Ltd. CLO, Ser. 2017-1A, Cl. BR, (3 Month TSFR +2.26%)		7.59	4/20/2033	275,000	[b,c]	274,192
Apidos XXXIX Ltd. CLO, Ser. 2022-39A, Cl. A1, (3 Month TSFR +1.30%)		6.62	4/21/2035	5,000,000	[b,c]	5,002,225
BlackRock Shasta XIII LLC CLO, Ser. 2024-1A, Cl. A1, (3 Month TSFR +1.85%)		7.15	7/15/2036	6,000,000	[b,c]	6,007,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Collateralized Loan Obligations Debt - 4.0% (continued)
Cerberus Loan Funding XLV LLC CLO, Ser. 2024-1A, Cl. A, (3 Month TSFR +1.90%)	7.22	4/15/2036	5,000,000	[b,c]	5,005,880
Fortress Credit Opportunities IX Ltd. CLO, Ser. 2017-9A, Cl. A1TR, (3 Month TSFR +1.81%)	7.14	10/15/2033	1,800,000	[b,c]	1,796,560
Fortress Credit Opportunities XVII Ltd. CLO, Ser. 2022-17A, Cl. A, (3 Month TSFR +1.37%)	6.70	1/15/2030	1,322,900	[b,c]	1,322,310
Golub Capital Partners Ltd. CLO, Ser. 2020-47A, Cl. C1, (3 Month TSFR +3.51%)	8.78	5/5/2032	6,030,000	[b,c]	6,037,025
IVY Hill Middle Market Credit Fund XII Ltd. CLO, Ser. 12A, CI. A2AR, (3 Month TSFR +2.16%)	7.49	7/20/2033	340,000	[b,c]	340,255
IVY Hill Middle Market Credit Fund XVIII Ltd. CLO, Ser. 18A, Cl. A, (3 Month TSFR +1.76%)	7.09	4/22/2033	7,850,000	[b,c]	7,854,561
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. AR, (3 Month TSFR +1.95%)	7.25	4/18/2036	4,550,000	[b,c]	4,555,815
MCF CLO VIII Ltd., Ser. 2018-1A, Cl. CR, (3 Month TSFR +3.10%)	8.40	4/18/2036	6,500,000	[b,c]	6,519,682
MF1 Ltd. CLO, Ser. 2021-FL7, CI. AS, (1 Month TSFR +1.56%)	6.88	10/16/2036	6,578,500	[b,c]	6,473,883
MF1 Ltd. CLO, Ser. 2022-FL8, Cl. A, (1 Month TSFR +1.35%)	6.67	2/19/2037	3,327,843	[b,c]	3,304,659
Neuberger Berman Loan Advisers 47 Ltd. CLO, Ser. 2022-47A, CI. A, (3 Month TSFR +1.30%)	6.63	4/14/2035	5,680,688	[b,c]	5,684,398
Stratus Ltd. CLO, Ser. 2021-3A, CI. A, (3 Month TSFR +1.21%)	6.54	12/29/2029	2,059,295	[b,c]	2,060,186
VCP II Ltd. CLO, Ser. 2021-2A, Cl. A1, (3 Month TSFR +1.93%)	7.26	4/15/2031	7,887,383	[b,c]	7,889,678
Woodmont LP CLO, Ser. 2017-3A, Cl. BR, (3 Month TSFR +2.46%)	7.79	4/20/2032	3,500,500	[b,c]	3,488,812
				73,617,771
Commercial & Professional Services - 1.9%
Adani Ports & Special Economic Zone Ltd., Sr. Unscd. Notes	3.38	7/24/2024	8,340,000	[b]	8,291,069
Ashtead Capital, Inc., Gtd. Notes	4.00	5/1/2028	1,386,000	[b]	1,289,995
Ashtead Capital, Inc., Gtd. Notes	5.95	10/15/2033	2,656,000	[b]	2,616,786
DP World Ltd./United Arab Emirates, Sr. Unscd. Notes	6.85	7/2/2037	690,000		728,880
ERAC USA Finance LLC, Gtd. Bonds	4.50	2/15/2045	3,160,000	[b]	2,659,052
ERAC USA Finance LLC, Gtd. Notes	3.85	11/15/2024	1,895,000	[b]	1,875,639
ERAC USA Finance LLC, Gtd. Notes	5.20	10/30/2034	2,830,000	[b]	2,734,501

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Commercial & Professional Services - 1.9% (continued)
Global Payments, Inc., Sr. Unscd. Notes	5.40	8/15/2032	1,159,000	[e]	1,119,134
Herc Holdings, Inc., Gtd. Notes	5.50	7/15/2027	1,764,000	[b]	1,714,966
Prime Security Services Borrower LLC/Prime Finance, Inc., Sr. Scd. Notes	3.38	8/31/2027	2,188,000	[b]	1,994,734
Triton Container International Ltd., Gtd. Notes	3.15	6/15/2031	1,146,000	[b]	919,131
United Rentals North America, Inc., Gtd. Notes	6.13	3/15/2034	9,200,000	[b]	8,994,220
				34,938,107
Commercial Mortgage Pass-Through Certificates - 2.4%
Angel Oak Mortgage Trust, Ser. 2024-3, Cl. A2	4.80	11/26/2068	393,252	[b]	378,506
BRAVO Residential Funding Trust, Ser. 2023-NQM5, Cl. A2	6.86	6/25/2063	1,254,807	[b]	1,254,061
BXHPP Trust, Ser. 2021-FILM, Cl. C, (1 Month TSFR +1.21%)	6.54	8/15/2036	1,181,000	[b,c]	1,100,478
CF Hippolyta Issuer LLC, Ser. 2020-1, Cl. A1	1.69	7/15/2060	3,240,905	[b]	3,039,539
COLT Mortgage Loan Trust, Ser. 2023-3, Cl. A2	7.43	9/25/2068	2,825,044	[b]	2,849,101
Commercial Mortgage Trust, Ser. 2015-DC1, Cl. A5	3.35	2/10/2048	2,570,000		2,520,456
Commercial Mortgage Trust, Ser. 2020-CX, Cl. D	2.77	11/10/2046	705,000	[b]	523,408
Cross Mortgage Trust, Ser. 2024-H2, Cl. A2	6.42	4/25/2069	1,139,745	[b]	1,132,564
Cross Mortgage Trust, Ser. 2024-H2, Cl. A3	6.52	4/25/2069	1,475,397	[b]	1,466,113
DataBank Issuer, Ser. 2021-2A, CI. A2	2.40	10/25/2051	4,198,000	[b]	3,741,636
Flexential Issuer, Ser. 2021-1A, Cl. A2	3.25	11/27/2051	4,035,000	[b]	3,657,637
Houston Galleria Mall Trust, Ser. 2015-HGLR, Cl. A1A2	3.09	3/5/2037	865,000	[b]	836,726
Imperial Fund Mortgage Trust, Ser. 2023-NQM1, CI. A1	5.94	2/25/2068	1,209,561	[b]	1,194,244
JP Morgan Mortgage Trust, Ser. 2024-CES1, Cl. A2	6.15	6/25/2054	1,905,618	[b]	1,880,786
New Economy Assets Phase 1 Sponsor LLC, Ser. 2021-1, Cl. A1	1.91	10/20/2061	7,596,000	[b]	6,629,042
New Residential Mortgage Loan Trust, Ser. 2021-NQ2R, Cl. A1	0.94	10/25/2058	1,021,039	[b]	921,596
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1	2.28	4/25/2061	6,214,531	[b]	5,249,768

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Commercial Mortgage Pass-Through Certificates - 2.4% (continued)
RCKT Mortgage Trust, Ser. 2024-CES2, Cl. A2	6.39	4/25/2044	1,441,865	[b]	1,426,099
Towd Point Mortgage Trust, Ser. 2023-1, CI. A1	3.75	1/25/2063	1,036,689	[b]	963,623
Vantage Data Centers Issuer LLC, Ser. 2021-1A, CI. A2	2.17	10/15/2046	3,750,000	[b]	3,394,295
Verus Securitization Trust, Ser. 2020-1, Cl. A1	3.42	1/25/2060	173,328	[b]	164,891
				44,324,569
Consumer Discretionary - 2.5%
Caesars Entertainment, Inc., Gtd. Notes	8.13	7/1/2027	1,190,000	[b]	1,206,913
Caesars Entertainment, Inc., Sr. Scd. Notes	6.50	2/15/2032	292,000	[b]	287,891
Caesars Entertainment, Inc., Sr. Scd. Notes	7.00	2/15/2030	1,288,000	[b]	1,297,851
Carnival Corp., Gtd. Notes	6.00	5/1/2029	2,000,000	[b,e]	1,939,337
Carnival Holdings Bermuda Ltd., Gtd. Notes	10.38	5/1/2028	4,650,000	[b]	5,044,748
International Game Technology PLC, Sr. Scd. Notes	5.25	1/15/2029	4,740,000	[b]	4,480,738
Las Vegas Sands Corp., Sr. Unscd. Notes	3.20	8/8/2024	4,005,000		3,968,912
Las Vegas Sands Corp., Sr. Unscd. Notes	3.50	8/18/2026	5,000,000		4,714,157
MGM China Holdings Ltd., Sr. Unscd. Notes	4.75	2/1/2027	2,671,000	[b]	2,523,101
NCL Corp. Ltd., Sr. Unscd. Notes	7.75	2/15/2029	4,420,000	[b,e]	4,518,159
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes	6.25	3/15/2032	4,464,000	[b]	4,403,590
Whirlpool Corp., Sr. Unscd. Notes	5.75	3/1/2034	4,500,000		4,347,116
Wynn Macau Ltd., Sr. Unscd. Notes	5.63	8/26/2028	8,690,000	[b,e]	8,021,278
				46,753,791
Diversified Financials - 1.5%
AerCap Holdings NV, Gtd. Notes	5.88	10/10/2079	3,600,000	[e]	3,561,214
Aercap Ireland Capital DAC/AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	10,693,000		8,930,991
Ally Financial, Inc., Gtd. Notes	8.00	11/1/2031	4,581,000		4,961,814
Discover Financial Services, Sr. Unscd. Notes	6.70	11/29/2032	1,026,000		1,051,851
LSEGA Financing PLC, Gtd. Notes	1.38	4/6/2026	3,953,000	[b]	3,652,223
LSEGA Financing PLC, Gtd. Notes	2.50	4/6/2031	1,701,000	[b]	1,402,939

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Diversified Financials - 1.5% (continued)
Macquarie Airfinance Holdings Ltd., Sr. Unscd. Notes	6.50	3/26/2031	2,102,000	[b]	2,105,525
Nasdaq, Inc., Sr. Unscd. Notes	5.35	6/28/2028	1,069,000		1,063,778
				26,730,335
Energy - 6.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Gtd. Notes	6.63	2/1/2032	5,374,000	[b]	5,361,994
BP Capital Markets PLC, Gtd. Notes	4.38	6/22/2025	933,000	[d]	914,447
Cheniere Energy Partners LP, Gtd. Notes	3.25	1/31/2032	650,000		543,511
Cheniere Energy Partners LP, Gtd. Notes	5.95	6/30/2033	662,000		660,673
Cheniere Energy, Inc., Sr. Unscd. Notes	5.65	4/15/2034	1,317,000	[b]	1,289,806
CITGO Petroleum Corp., Sr. Scd. Notes	7.00	6/15/2025	5,052,000	[b]	5,050,584
CITGO Petroleum Corp., Sr. Scd. Notes	8.38	1/15/2029	5,091,000	[b]	5,273,150
Columbia Pipelines Holding Co. LLC, Sr. Unscd. Notes	6.06	8/15/2026	552,000	[b]	554,033
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes	6.54	11/15/2053	1,220,000	[b]	1,259,240
CVR Energy, Inc., Gtd. Bonds	5.75	2/15/2028	5,173,000	[b]	4,811,335
Diamondback Energy, Inc., Gtd. Notes	5.40	4/18/2034	1,457,000		1,416,393
Diamondback Energy, Inc., Gtd. Notes	5.75	4/18/2054	2,694,000		2,573,634
DT Midstream, Inc., Sr. Scd. Notes	4.30	4/15/2032	2,982,000	[b]	2,640,882
Enbridge, Inc., Gtd. Notes	5.70	3/8/2033	3,954,000		3,910,101
Enbridge, Inc., Gtd. Notes	6.70	11/15/2053	1,894,000		2,026,685
Energy Transfer LP, Gtd. Notes	7.38	2/1/2031	2,625,000	[b]	2,708,822
Energy Transfer LP, Jr. Sub. Notes, Ser. G	7.13	5/15/2030	1,004,000	[d]	966,465
Energy Transfer LP, Sr. Unscd. Notes	3.75	5/15/2030	1,690,000		1,525,058
Energy Transfer LP, Sr. Unscd. Notes	5.00	5/15/2050	1,703,000		1,412,562
Energy Transfer LP, Sr. Unscd. Notes	5.15	2/1/2043	1,085,000		928,230
Energy Transfer LP, Sr. Unscd. Notes	5.55	5/15/2034	538,000		523,918
Energy Transfer LP, Sr. Unscd. Notes	5.95	5/15/2054	1,332,000		1,256,255
Enterprise Products Operating LLC, Gtd. Notes	3.30	2/15/2053	2,616,000		1,729,696
Enterprise Products Operating LLC, Gtd. Notes	3.95	1/31/2060	4,261,000		3,056,795
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.88	1/15/2029	1,870,000		1,831,702

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Energy - 6.1% (continued)
Global Partners LP/GLP Finance Corp., Gtd. Notes	8.25	1/15/2032	4,519,000	[b]	4,632,849
Hess Midstream Operations LP, Gtd. Notes	5.13	6/15/2028	540,000	[b]	517,369
Hess Midstream Operations LP, Gtd. Notes	5.50	10/15/2030	1,855,000	[b]	1,775,467
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes	6.75	1/15/2027	1,429,000	[b]	1,411,210
Howard Midstream Energy Partners LLC, Sr. Unscd. Notes	8.88	7/15/2028	2,778,000	[b]	2,914,669
MPLX LP, Sr. Unscd. Notes	4.13	3/1/2027	855,000		824,487
MPLX LP, Sr. Unscd. Notes	4.90	4/15/2058	535,000		430,094
MPLX LP, Sr. Unscd. Notes	5.20	12/1/2047	1,180,000		1,031,476
MPLX LP, Sr. Unscd. Notes	5.50	2/15/2049	4,935,000		4,486,687
NGPL PipeCo LLC, Sr. Unscd. Notes	3.25	7/15/2031	2,644,000	[b]	2,203,792
NGPL PipeCo LLC, Sr. Unscd. Notes	7.77	12/15/2037	2,180,000	[b]	2,379,086
Occidental Petroleum Corp., Sr. Unscd. Notes	6.45	9/15/2036	8,300,000		8,571,344
Occidental Petroleum Corp., Sr. Unscd. Notes	6.63	9/1/2030	4,934,000		5,116,163
ONEOK, Inc., Gtd. Notes	5.80	11/1/2030	1,366,000		1,371,676
ONEOK, Inc., Gtd. Notes	6.10	11/15/2032	779,000		791,650
ONEOK, Inc., Gtd. Notes	6.63	9/1/2053	6,177,000		6,446,899
Petroleos Del Peru SA, Sr. Unscd. Notes	4.75	6/19/2032	2,270,000	[b]	1,702,257
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	4.88	2/1/2031	1,595,000		1,493,856
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.00	1/15/2028	1,136,000		1,099,528
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.50	3/1/2030	5,070,000		4,949,914
The Williams Companies, Inc., Sr. Unscd. Notes	5.15	3/15/2034	4,255,000		4,065,187
				112,441,631
Environmental Control - .3%
GFL Environmental, Inc., Sr. Scd. Notes	6.75	1/15/2031	6,203,000	[b]	6,260,897
Food Products - 1.0%
Bimbo Bakeries USA, Inc., Gtd. Notes	4.00	5/17/2051	2,595,000	[b]	1,907,019
Bimbo Bakeries USA, Inc., Gtd. Notes	5.38	1/9/2036	417,000	[b]	398,990
Bimbo Bakeries USA, Inc., Gtd. Notes	6.40	1/15/2034	3,274,000	[b]	3,394,218

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Food Products - 1.0% (continued)
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Gtd. Notes		3.63	1/15/2032	1,477,000		1,230,998
MARB BondCo PLC, Gtd. Bonds		3.95	1/29/2031	1,426,000	[b]	1,145,087
NBM US Holdings, Inc., Gtd. Notes		6.63	8/6/2029	1,525,000	[b]	1,491,144
The J.M. Smucker Company, Sr. Unscd. Notes		4.25	3/15/2035	6,000,000		5,276,822
The J.M. Smucker Company, Sr. Unscd. Notes		6.50	11/15/2053	921,000		968,768
US Foods, Inc., Gtd. Notes		7.25	1/15/2032	2,285,000	[b]	2,336,111
					18,149,157
Foreign Governmental - 1.6%
Chile, Sr. Unscd. Notes		4.85	1/22/2029	1,233,000		1,204,304
Colombia, Sr. Unscd. Notes		8.75	11/14/2053	3,060,000		3,164,442
Hungary, Sr. Unscd. Notes		6.75	9/25/2052	790,000	[b]	813,882
Israel, Sr. Unscd. Notes		5.75	3/12/2054	3,492,000		3,157,686
Peru, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	54,415,000	[b]	14,568,283
Poland, Sr. Unscd. Notes		5.50	3/18/2054	7,027,000		6,623,791
					29,532,388
Forest Products & Paper - .1%
Suzano Austria GmbH, Gtd. Notes		3.75	1/15/2031	1,516,000		1,308,563
Health Care - 1.4%
AbbVie, Inc., Sr. Unscd. Notes		4.05	11/21/2039	2,088,000		1,770,107
Amgen, Inc., Sr. Unscd. Notes		5.25	3/2/2030	693,000		687,063
Amgen, Inc., Sr. Unscd. Notes		5.65	3/2/2053	1,659,000		1,593,215
Bayer US Finance II LLC, Gtd. Notes		4.63	6/25/2038	1,807,000	[b]	1,455,429
Bayer US Finance LLC, Gtd. Notes		6.50	11/21/2033	2,095,000	[b,e]	2,088,821
CVS Health Corp., Sr. Unscd. Notes		1.30	8/21/2027	2,627,000		2,299,171
CVS Health Corp., Sr. Unscd. Notes		4.25	4/1/2050	1,660,000		1,259,825
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	700,000		597,482
Endo Finance Holdings, Inc., Sr. Scd. Notes		8.50	4/15/2031	505,000	[b]	513,745
HCA, Inc., Gtd. Notes		3.13	3/15/2027	851,000		796,101
Royalty Pharma PLC, Gtd. Notes		2.15	9/2/2031	2,258,000	[e]	1,770,551
Royalty Pharma PLC, Gtd. Notes		2.20	9/2/2030	4,242,000		3,443,842
STERIS Irish FinCo Unlimited Co., Gtd. Notes		2.70	3/15/2031	1,724,000		1,434,527
Teva Pharmaceutical Finance Netherlands III BV, Gtd. Notes		5.13	5/9/2029	555,000	[e]	526,146
UnitedHealth Group, Inc., Sr. Unscd. Notes		3.05	5/15/2041	2,964,000		2,146,589

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Health Care - 1.4% (continued)
UnitedHealth Group, Inc., Sr. Unscd. Notes	4.75	7/15/2045	1,735,000		1,544,638
Zimmer Biomet Holdings, Inc., Sr. Unscd. Notes	5.35	12/1/2028	2,323,000		2,313,349
				26,240,601
Industrial - .8%
Benteler International AG, Sr. Scd. Notes	10.50	5/15/2028	4,914,000	[b]	5,236,729
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unscd. Notes	1.20	11/15/2025	3,470,000	[b]	3,231,182
TK Elevator US Newco, Inc., Sr. Scd. Notes	5.25	7/15/2027	6,231,000	[b]	5,966,982
				14,434,893
Information Technology - .4%
Fiserv, Inc., Sr. Unscd. Notes	5.60	3/2/2033	795,000		787,983
Salesforce, Inc., Sr. Unscd. Notes	2.90	7/15/2051	5,020,000		3,154,710
Vmware LLC, Sr. Unscd. Notes	2.20	8/15/2031	3,657,000		2,892,143
				6,834,836
Insurance - 1.3%
Allianz SE, Jr. Sub. Bonds	3.20	10/30/2027	1,800,000	[b,d]	1,454,372
Allianz SE, Jr. Sub. Notes	3.50	11/17/2025	1,600,000	[b,d]	1,464,039
American International Group, Inc., Sr. Unscd. Notes	4.38	6/30/2050	4,150,000	[e]	3,370,368
Corebridge Financial, Inc., Sr. Unscd. Notes	5.75	1/15/2034	4,058,000		3,988,744
MetLife, Inc., Jr. Sub. Bonds	9.25	4/8/2038	6,360,000	[b]	7,323,979
MetLife, Inc., Jr. Sub. Debs.	6.40	12/15/2036	3,237,000		3,227,482
The Allstate Corp., Jr. Sub. Bonds	6.50	5/15/2057	2,325,000		2,328,441
				23,157,425
Internet Software & Services - .3%
Meta Platforms, Inc., Sr. Unscd. Notes	4.45	8/15/2052	3,235,000		2,695,246
Netflix, Inc., Sr. Unscd. Notes	5.88	11/15/2028	1,184,000		1,208,844
Prosus NV, Sr. Unscd. Notes	3.26	1/19/2027	1,820,000	[b]	1,675,719
				5,579,809
Materials - .2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes	4.00	9/1/2029	797,000	[b]	657,716
Sealed Air Corp., Sr. Scd. Notes	1.57	10/15/2026	3,734,000	[b]	3,357,414
				4,015,130
Media - .8%
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.38	5/1/2047	1,446,000		1,106,090

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Media - .8% (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes	5.75	4/1/2048	6,154,000		4,962,708
Paramount Global, Jr. Sub. Notes	6.38	3/30/2062	5,015,000		4,643,219
Sunrise Finco I BV, Sr. Scd. Notes	4.88	7/15/2031	4,750,000	[b]	4,141,169
				14,853,186
Metals & Mining - .6%
Anglo American Capital PLC, Gtd. Notes	6.00	4/5/2054	985,000	[b]	971,152
AngloGold Ashanti Holdings PLC, Gtd. Notes	3.75	10/1/2030	2,163,000		1,858,887
Cleveland-Cliffs, Inc., Gtd. Notes	7.00	3/15/2032	4,587,000	[b]	4,485,546
Newmont Corp./Newcrest Finance Pty Ltd., Gtd. Notes	3.25	5/13/2030	1,171,000	[b]	1,036,798
Vale Overseas Ltd., Gtd. Notes	6.88	11/21/2036	1,975,000		2,025,430
				10,377,813
Municipal Securities - .4%
California, GO (Build America Bond)	7.55	4/1/2039	270,000		317,638
California, GO (Build America Bonds)	7.30	10/1/2039	3,705,000		4,195,895
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	980,000		999,490
University of Michigan, Revenue Bonds, Refunding, Ser. C	3.60	4/1/2047	2,449,000		1,984,113
				7,497,136
Real Estate - 2.2%
Agree LP, Gtd. Notes	2.00	6/15/2028	8,850,000		7,659,615
Alexandria Real Estate Equities, Inc., Gtd. Notes	4.75	4/15/2035	566,000		515,751
American Homes 4 Rent LP, Sr. Unscd. Notes	5.50	2/1/2034	5,475,000		5,281,249
American Tower Corp., Sr. Unscd. Notes	5.55	7/15/2033	2,412,000		2,356,461
Brixmor Operating Partnership LP, Sr. Unscd. Notes	3.85	2/1/2025	1,158,000		1,139,644
EPR Properties, Gtd. Notes	4.50	4/1/2025	3,802,000		3,745,196
Extra Space Storage LP, Gtd. Notes	2.35	3/15/2032	1,582,000		1,234,953
Extra Space Storage LP, Gtd. Notes	5.70	4/1/2028	860,000		859,999
Kite Realty Group LP, Sr. Unscd. Notes	4.00	10/1/2026	1,071,000		1,016,618
Kite Realty Group LP, Sr. Unscd. Notes	5.50	3/1/2034	407,000		388,396
Kite Realty Group Trust, Sr. Unscd. Notes	4.00	3/15/2025	1,250,000		1,227,513

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Real Estate - 2.2% (continued)
Rexford Industrial Realty LP, Gtd. Notes	2.15	9/1/2031	2,170,000		1,697,785
SBA Tower Trust, Asset Backed Notes	2.59	10/15/2031	3,251,000	[b]	2,581,387
Scentre Group Trust 2, Gtd. Bonds	4.75	9/24/2080	9,348,000	[b]	8,925,469
VICI Properties LP/VICI Note Co., Inc., Gtd. Notes	3.50	2/15/2025	2,785,000	[b]	2,733,943
				41,363,979
Retailing - .7%
AutoZone, Inc., Sr. Unscd. Notes	4.75	2/1/2033	2,195,000		2,060,494
Lowe's Cos., Inc., Sr. Unscd. Notes	5.63	4/15/2053	5,205,000		4,968,436
Macy's Retail Holdings LLC, Gtd. Notes	5.88	3/15/2030	1,672,000	[b,e]	1,595,115
Murphy Oil USA, Inc., Gtd. Notes	3.75	2/15/2031	643,000	[b]	552,548
SRS Distribution, Inc., Gtd. Notes	6.13	7/1/2029	4,420,000	[b]	4,489,712
				13,666,305
Semiconductors & Semiconductor Equipment - .8%
Broadcom, Inc., Gtd. Notes	4.15	11/15/2030	2,922,000		2,697,463
Broadcom, Inc., Sr. Unscd. Notes	3.19	11/15/2036	2,000,000	[b]	1,534,337
Broadcom, Inc., Sr. Unscd. Notes	4.93	5/15/2037	3,960,000	[b]	3,618,032
Micron Technology, Inc., Sr. Unscd. Notes	5.30	1/15/2031	1,347,000		1,322,158
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	3.25	5/11/2041	6,525,000		4,603,975
NXP BV/NXP Funding LLC/NXP USA, Inc., Gtd. Notes	4.30	6/18/2029	1,708,000		1,612,943
				15,388,908
Technology Hardware & Equipment - .2%
Dell International LLC/EMC Corp., Gtd. Notes	3.45	12/15/2051	1,373,000		904,468
Dell International LLC/EMC Corp., Sr. Unscd. Notes	5.85	7/15/2025	1,233,000		1,235,384
Dell International LLC/EMC Corp., Sr. Unscd. Notes	6.02	6/15/2026	472,000		474,929
Kyndryl Holdings, Inc., Sr. Unscd. Notes	2.05	10/15/2026	1,821,000		1,665,062
				4,279,843
Telecommunication Services - 1.9%
AT&T, Inc., Sr. Unscd. Bonds	4.90	8/15/2037	1,065,000		968,814
AT&T, Inc., Sr. Unscd. Notes	3.55	9/15/2055	11,481,000		7,493,744
Iliad Holding Sasu, Sr. Scd. Bonds	8.50	4/15/2031	1,849,000		1,865,239
Telefonica Emisiones SA, Gtd. Notes	5.21	3/8/2047	1,010,000		874,339
T-Mobile USA, Inc., Gtd. Notes	2.40	3/15/2029	2,093,000		1,820,449
T-Mobile USA, Inc., Gtd. Notes	6.00	6/15/2054	2,574,000	[e]	2,592,280

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Telecommunication Services - 1.9% (continued)
Verizon Communications, Inc., Sr. Unscd. Notes	EUR	3.50	6/28/2032	16,048,000	[e]	16,848,464
Verizon Communications, Inc., Sr. Unscd. Notes		4.02	12/3/2029	2,045,000		1,906,492
					34,369,821
Transportation - .3%
Norfolk Southern Corp., Sr. Unscd. Notes		5.55	3/15/2034	1,544,000		1,549,865
XPO, Inc., Gtd. Notes		7.13	2/1/2032	4,390,000	[b]	4,419,577
					5,969,442
U.S. Government Agencies Collateralized Mortgage Obligations - .3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 5010, Cl. EA		1.00	8/15/2047	4,400,921	[f]	3,838,254
Government National Mortgage Association, Ser. 2023-19, Cl. WB		5.68	11/20/2051	1,548,948		1,542,315
					5,380,569
U.S. Government Agencies Mortgage-Backed - 30.0%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-3/1/2051				10,851,835	[f]	8,303,039
2.50%, 7/1/2050-3/1/2052				77,333,914	[f]	62,252,786
3.00%, 9/1/2047-6/1/2052				29,064,912	[f]	24,550,061
3.50%, 8/1/2046-12/1/2048				48,241,563	[f]	42,468,619
4.50%, 6/1/2052-10/1/2052				8,862,719	[f]	8,202,978
5.00%, 9/1/2052				5,166,272	[f]	4,981,114
5.50%, 9/1/2052-9/1/2053				38,579,405	[f]	37,820,403
6.00%, 9/1/2053-11/1/2053				48,553,294	[f]	48,597,606
Federal National Mortgage Association:
2.00%, 3/1/2036-9/1/2050				18,113,674	[f]	15,004,081
2.50%, 5/1/2037-4/1/2052				58,541,825	[f]	47,508,244
3.00%, 10/1/2030-3/1/2052				87,959,501	[f]	74,802,649
3.50%, 11/1/2042-5/1/2052				37,663,029	[f]	32,997,102
4.00%, 5/1/2052-7/1/2052				38,315,041	[f]	34,614,790
4.50%, 3/1/2038-7/1/2052				27,883,862	[f]	26,298,040
5.00%, 7/1/2052-7/1/2053				30,399,480	[f]	29,130,501
5.50%, 11/1/2052				5,033,961	[f]	4,897,745
6.50%, 4/1/2054				15,891,798	[f]	16,183,828
Government National Mortgage Association II:
2.00%, 10/20/2050				7,693,385		5,975,477
2.50%, 10/20/2046-10/20/2050				26,855,557		22,337,797
3.00%, 8/20/2046-12/20/2048				5,666,840		4,900,856
4.00%, 1/20/2048				701,829		644,850
4.50%, 7/20/2048				1,309,631		1,237,276
					553,709,842

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
U.S. Treasury Securities - 11.8%
U.S. Treasury Bonds	1.38	8/15/2050	26,378,100		12,878,901
U.S. Treasury Bonds	1.63	11/15/2050	6,345,500		3,318,002
U.S. Treasury Bonds	3.88	5/15/2043	8,825,000		7,698,778
U.S. Treasury Bonds	3.88	2/15/2043	25,989,300		22,711,197
U.S. Treasury Bonds	4.25	2/15/2054	2,560,000		2,344,400
U.S. Treasury Bonds	4.38	8/15/2043	10,335,200		9,655,338
U.S. Treasury Bonds	4.50	2/15/2044	10,805,000	[e]	10,261,373
U.S. Treasury Bonds	4.75	11/15/2053	7,365,000		7,329,326
U.S. Treasury Bonds	4.75	11/15/2043	44,853,000		44,012,006
U.S. Treasury Notes	2.00	2/15/2025	4,600,000		4,480,725
U.S. Treasury Notes	3.13	8/31/2027	2,975,000		2,819,510
U.S. Treasury Notes	3.75	12/31/2028	915,000		877,328
U.S. Treasury Notes	3.88	11/30/2029	812,000		778,378
U.S. Treasury Notes	4.00	1/31/2029	345,000		334,347
U.S. Treasury Notes	4.00	2/15/2034	39,673,800	[e]	37,572,328
U.S. Treasury Notes	4.13	9/30/2027	1,100,000		1,075,766
U.S. Treasury Notes	4.25	5/31/2025	9,663,600	[e]	9,562,812
U.S. Treasury Notes	4.25	2/28/2029	11,396,000		11,165,854
U.S. Treasury Notes	4.88	11/30/2025	28,179,000		28,064,523
				216,940,892
Utilities - 3.8%
AES Andes SA, Jr. Sub. Notes	6.35	10/7/2079	2,167,000	[b]	2,111,732
AES Panama Generation Holdings SRL, Sr. Scd. Notes	4.38	5/31/2030	1,995,617	[b]	1,679,681
Ameren Corp., Sr. Unscd. Notes	1.75	3/15/2028	3,952,000		3,447,102
Arizona Public Service Co., Sr. Unscd. Notes	4.25	3/1/2049	4,338,000		3,325,071
Baltimore Gas & Electric Co., Sr. Unscd. Notes	2.25	6/15/2031	5,026,000		4,127,650
CenterPoint Energy Houston Electric LLC, Mortgage Bonds	5.30	4/1/2053	358,000		337,006
CMS Energy Corp., Jr. Sub. Notes	3.75	12/1/2050	1,186,000		962,534
Consolidated Edison Co. of New York, Inc., Sr. Unscd. Notes	5.90	11/15/2053	1,402,000		1,410,399
Consolidated Edison Company of New York, Inc., Sr. Unscd. Debs., Ser. 20B	3.95	4/1/2050	1,753,000	[e]	1,338,092
Constellation Energy Generation LLC, Sr. Unscd. Notes	5.80	3/1/2033	2,736,000		2,736,180
Duke Energy Carolinas LLC, First Mortgage Bonds	3.95	11/15/2028	4,445,000		4,209,562
Duke Energy Corp., Sr. Unscd. Notes	5.00	8/15/2052	5,050,000		4,315,770
Edison International, Jr. Sub. Bonds, Ser. A	5.38	3/15/2026	4,365,000	[d]	4,192,560

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.3% (continued)
Utilities - 3.8% (continued)
Electricite de France SA, Jr. Sub. Notes	9.13	3/15/2033	1,272,000	[b,d]	1,384,385
Electricite de France SA, Sr. Unscd. Notes	5.70	5/23/2028	583,000	[b]	585,526
Electricite de France SA, Sr. Unscd. Notes	6.90	5/23/2053	1,361,000	[b]	1,428,275
Enel Finance America LLC, Gtd. Notes	7.10	10/14/2027	820,000	[b]	855,271
Enel Finance International NV, Gtd. Notes	7.50	10/14/2032	871,000	[b]	956,613
Eversource Energy, Sr. Unscd. Notes	5.50	1/1/2034	1,197,000		1,152,830
Exelon Corp., Sr. Unscd. Notes	4.05	4/15/2030	5,833,000		5,386,665
Exelon Corp., Sr. Unscd. Notes	5.45	3/15/2034	882,000		857,637
FirstEnergy Corp., Sr. Unscd. Notes, Ser. C	5.10	7/15/2047	1,379,000		1,148,080
IPALCO Enterprises, Inc., Sr. Scd. Notes	4.25	5/1/2030	1,814,000		1,665,642
IPALCO Enterprises, Inc., Sr. Scd. Notes	5.75	4/1/2034	2,329,000	[b]	2,243,220
Jersey Central Power & Light Co., Sr. Unscd. Notes	2.75	3/1/2032	1,810,000	[b]	1,471,149
Louisville Gas & Electric Co., First Mortgage Bonds	4.38	10/1/2045	1,410,000		1,138,067
Niagara Mohawk Power Corp., Sr. Unscd. Notes	5.66	1/17/2054	878,000	[b]	827,174
NiSource, Inc., Sr. Unscd. Notes	3.60	5/1/2030	1,297,000		1,168,747
NiSource, Inc., Sr. Unscd. Notes	5.35	4/1/2034	2,152,000		2,060,567
Pacific Gas & Electric Co., First Mortgage Bonds	2.10	8/1/2027	2,060,000		1,835,269
Piedmont Natural Gas Co., Inc., Sr. Unscd. Notes	3.50	6/1/2029	3,262,000	[e]	2,968,032
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	5.45	4/1/2034	2,403,000		2,337,911
Public Service Enterprise Group, Inc., Sr. Unscd. Notes	6.13	10/15/2033	1,574,000		1,603,071
Puget Energy, Inc., Sr. Scd. Notes	2.38	6/15/2028	1,709,000		1,503,930
Rochester Gas & Electric Corp., First Mortgage Bonds	3.10	6/1/2027	1,969,000	[b]	1,843,507
				70,614,907
Total Bonds and Notes (cost $1,927,878,601)			1,812,416,992

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $19,991,242)	5.41	19,991,242	[g] 19,991,242

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,008,946)	5.41	15,008,946	[g] 15,008,946
Total Investments (cost $1,962,878,789)		100.2%	1,847,417,180
Liabilities, Less Cash and Receivables		(0.2%)	(3,931,887)
Net Assets		100.0%	1,843,485,293

GO—General Obligation

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

EUR—Euro

PEN—Peruvian Nuevo Sol

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $482,847,888 or 26.19% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At April 30, 2024, the value of the fund’s securities on loan was $31,663,623 and the value of the collateral was $33,023,096, consisting of cash collateral of $15,008,946 and U.S. Government & Agency securities valued at $18,014,150. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	32.7
Government	13.8
Financial	13.1
Consumer, Cyclical	6.5
Energy	6.1
Consumer, Non-cyclical	4.8
Asset Backed Securities	4.1
Collateralized Loan Obligations	4.0
Utilities	3.8
Industrial	3.2
Communications	3.0
Investment Companies	1.9
Technology	1.4
Basic Materials	1.2
Diversified	.3
Banks	.3
100.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 4/30/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.1%	5,233,464	695,156,876	(680,399,098)	19,991,242	750,519
Investment of Cash Collateral for Securities Loaned - .8% ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .8%	-	235,521,520	(220,512,574)	15,008,946	105,312	†††

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 4/30/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .8% (continued) ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	3,106,520	20,566,266	(23,672,786)	-	30,948	†††
Total - 1.9%	8,339,984	951,244,662	(924,584,458)	35,000,188	886,779

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro BTP Italian Government Bond	243	6/6/2024	30,453,455[a]	30,338,970	(114,485)
U.S. Treasury 2 Year Notes	1,282	6/28/2024	260,778,204	259,805,313	(972,891)
U.S. Treasury 5 Year Notes	3,359	6/28/2024	357,987,209	351,829,016	(6,158,193)
U.S. Treasury Long Bond	398	6/18/2024	47,830,512	45,297,375	(2,533,137)
Futures Short
Canadian 10 Year Bond	273	6/19/2024	23,674,494[a]	23,199,993	474,501
Euro-Bobl	30	6/6/2024	3,782,371[a]	3,727,623	54,748
Euro-Bond	306	6/6/2024	43,145,908[a]	42,479,341	666,567
Japanese 10 Year Bond	131	6/13/2024	120,780,726[a]	120,023,460	757,266
U.S. Treasury 10 Year Notes	219	6/18/2024	23,637,316	23,528,813	108,503
U.S. Treasury Ultra Long Bond	310	6/18/2024	39,386,315	37,064,375	2,321,940
Ultra 10 Year U.S. Treasury Notes	63	6/18/2024	6,962,413	6,943,781	18,632
Gross Unrealized Appreciation				4,402,157
Gross Unrealized Depreciation				(9,778,706)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Citigroup Global Markets, Inc.
United States Dollar	90,166	Euro	84,000	5/14/2024	471
Goldman Sachs & Co. LLC
United States Dollar	22,065,754	Euro	20,271,000	5/14/2024	420,582
United States Dollar	14,929,407	Peruvian Nuevo Sol	55,515,000	5/14/2024	185,448
Gross Unrealized Appreciation					606,501

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Maturity Fixed at 2.53%	EUR - CPTFEMU at Maturity	4/22/2054	13,862,928	(178,942)	(42,987)	(135,955)
GBP Maturity Fixed at 3.78%	GBP - UKRPI at Maturity	4/22/2034	22,579,369	(26,323)	(19,029)	(7,294)
USD - CPURNSA at Maturity	USD Maturity Fixed at 2.53%	4/22/2054	20,690,000	124,047	2,526	121,521
Gross Unrealized Appreciation					121,521
Gross Unrealized Depreciation					(143,249)

EUR—Euro

GBP—British Pound

USD—United States Dollar

CPTFEMU—Eurostat Eurozone HICP Ex Tobacco Unrevised NSA

CPURNSA—US CPI Urban Consumers NSA

UKRPI—UK RPI All Items NSA

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $31,663,623)—Note 1(c):
Unaffiliated issuers	1,927,878,601	1,812,416,992
Affiliated issuers	35,000,188	35,000,188
Cash denominated in foreign currency	618,507	618,598
Dividends, interest and securities lending income receivable		16,514,563
Cash collateral held by broker—Note 4		13,245,401
Receivable for shares of Common Stock subscribed		6,947,030
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		606,501
Receivable for investment securities sold		576,272
Prepaid expenses		122,790
		1,886,048,335
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		625,751
Cash overdraft due to Custodian		75,350
Payable for investment securities purchased		21,279,800
Liability for securities on loan—Note 1(c)		15,008,946
Payable for shares of Common Stock redeemed		3,471,866
Payable for futures variation margin—Note 4		1,553,586
Payable for swap variation margin—Note 4		193,340
Directors’ fees and expenses payable		28,660
Other accrued expenses		325,743
		42,563,042
Net Assets ($)		1,843,485,293
Composition of Net Assets ($):
Paid-in capital		2,109,348,719
Total distributable earnings (loss)		(265,863,426)
Net Assets ($)		1,843,485,293

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	308,264,406	20,569,650	1,497,319,235	17,332,002
Shares Outstanding	34,640,846	2,310,192	168,227,749	1,946,796
Net Asset Value Per Share ($)	8.90	8.90	8.90	8.90

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income ($):
Income:
Interest (net of $7,228 foreign taxes withheld at source)	73,033,987
Dividends from affiliated issuers	750,519
Income from securities lending—Note 1(c)	136,260
Total Income	73,920,766
Expenses:
Management fee—Note 3(a)	5,496,433
Shareholder servicing costs—Note 3(c)	1,946,105
Registration fees	224,376
Directors’ fees and expenses—Note 3(d)	164,463
Distribution fees—Note 3(b)	139,156
Professional fees	123,331
Prospectus and shareholders’ reports	82,879
Loan commitment fees—Note 2	43,620
Custodian fees—Note 3(c)	36,503
Chief Compliance Officer fees—Note 3(c)	20,359
Miscellaneous	91,065
Total Expenses	8,368,290
Less—reduction in expenses due to undertaking—Note 3(a)	(280,195)
Less—reduction in fees due to earnings credits—Note 3(c)	(43,421)
Net Expenses	8,044,674
Net Investment Income	65,876,092
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(58,113,311)
Net realized gain (loss) on futures	(5,300,049)
Net realized gain (loss) on forward foreign currency exchange contracts	21,990
Net realized gain (loss) on swap agreements	(2,780)
Net Realized Gain (Loss)	(63,394,150)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,109,867
Net change in unrealized appreciation (depreciation) on futures	(6,898,073)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	606,501
Net change in unrealized appreciation (depreciation) on swap agreements	(21,728)
Net Change in Unrealized Appreciation (Depreciation)	(4,203,433)
Net Realized and Unrealized Gain (Loss) on Investments	(67,597,583)
Net (Decrease) in Net Assets Resulting from Operations	(1,721,491)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2024	2023
Operations ($):
Net investment income	65,876,092	40,857,998
Net realized gain (loss) on investments	(63,394,150)	(61,367,562)
Net change in unrealized appreciation (depreciation) on investments	(4,203,433)	12,474,034
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,721,491)	(8,035,530)
Distributions ($):
Distributions to shareholders:
Class A	(12,264,140)	(10,124,444)
Class C	(587,615)	(394,490)
Class I	(51,171,151)	(30,275,634)
Class Y	(580,586)	(61,063)
Total Distributions	(64,603,492)	(40,855,631)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	74,028,733	37,295,668
Class C	8,215,443	4,120,976
Class I	1,083,523,134	542,063,967
Class Y	7,462,052	10,300,579
Distributions reinvested:
Class A	11,345,208	9,284,576
Class C	587,609	393,738
Class I	51,119,991	30,232,551
Class Y	580,493	55,433
Cost of shares redeemed:
Class A	(74,264,912)	(65,760,525)
Class C	(4,431,439)	(4,433,879)
Class I	(572,922,313)	(562,186,615)
Class Y	(1,223,034)	(725,372)
Increase (Decrease) in Net Assets from Capital Stock Transactions	584,020,965	641,097
Total Increase (Decrease) in Net Assets	517,695,982	(48,250,064)
Net Assets ($):
Beginning of Period	1,325,789,311	1,374,039,375
End of Period	1,843,485,293	1,325,789,311

	Year Ended April 30,
	2024	2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	8,187,867	4,074,343
Shares issued for distributions reinvested	1,257,828	1,009,536
Shares redeemed	(8,248,241)	(7,156,072)
Net Increase (Decrease) in Shares Outstanding	1,197,454	(2,072,193)
Class Ca
Shares sold	909,956	446,284
Shares issued for distributions reinvested	65,092	42,796
Shares redeemed	(490,541)	(479,970)
Net Increase (Decrease) in Shares Outstanding	484,507	9,110
Class Ib
Shares sold	120,003,177	58,800,410
Shares issued for distributions reinvested	5,663,074	3,283,356
Shares redeemed	(63,987,019)	(60,981,864)
Net Increase (Decrease) in Shares Outstanding	61,679,232	1,101,902
Class Y
Shares sold	827,132	1,107,002
Shares issued for distributions reinvested	64,330	6,003
Shares redeemed	(136,285)	(80,129)
Net Increase (Decrease) in Shares Outstanding	755,177	1,032,876

[a]

During the period ended April 30, 2024, 1,856 Class C shares representing $16,729 were automatically converted to 1,857 Class A shares and during the period ended April 30, 2023, 1,931 Class C shares representing $17,842 were automatically converted to 1,931 Class A shares.

[b]

During the period ended April 30, 2024, 326 Class A shares representing $2,986 were exchanged for 326 Class I shares and during the period ended April 30, 2023, 78,725 Class A shares representing $739,305 were exchanged for 78,783 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	9.27	9.61	10.86	10.57	10.06
Investment Operations:
Net investment income[a]	.36	.30	.22	.21	.27
Net realized and unrealized gain (loss) on investments	(.38)	(.34)	(1.14)	.34	.52
Total from Investment Operations	(.02)	(.04)	(.92)	.55	.79
Distributions:
Dividends from net investment income	(.35)	(.30)	(.23)	(.24)	(.28)
Dividends from net realized gain on investments	-	-	(.10)	(.02)	-
Total Distributions	(.35)	(.30)	(.33)	(.26)	(.28)
Net asset value, end of period	8.90	9.27	9.61	10.86	10.57
Total Return (%)[b]	(.17)	(.39)	(8.72)	5.25	7.93
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.74	.72	.73	.77
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	4.01	3.20	2.03	1.93	2.60
Portfolio Turnover Rate	66.05	57.85	68.40	106.79	124.64
Net Assets, end of period ($ x 1,000)	308,264	310,009	341,370	410,139	386,236

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended April 30,
Class C Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	9.27	9.62	10.87	10.57	10.07
Investment Operations:
Net investment income[a]	.29	.22	.14	.13	.18
Net realized and unrealized gain (loss) on investments	(.37)	(.34)	(1.14)	.35	.52
Total from Investment Operations	(.08)	(.12)	(1.00)	.48	.70
Distributions:
Dividends from net investment income	(.29)	(.23)	(.15)	(.16)	(.20)
Dividends from net realized gain on investments	-	-	(.10)	(.02)	-
Total Distributions	(.29)	(.23)	(.25)	(.18)	(.20)
Net asset value, end of period	8.90	9.27	9.62	10.87	10.57
Total Return (%)[b]	(.92)	(1.23)	(9.40)	4.55	7.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.52	1.54	1.49	1.49	1.53
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	3.26	2.45	1.28	1.18	1.75
Portfolio Turnover Rate	66.05	57.85	68.40	106.79	124.64
Net Assets, end of period ($ x 1,000)	20,570	16,932	17,471	20,670	13,422

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class I Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	9.27	9.61	10.86	10.57	10.06
Investment Operations:
Net investment income[a]	.38	.31	.24	.24	.28
Net realized and unrealized gain (loss) on investments	(.37)	(.33)	(1.13)	.34	.54
Total from Investment Operations	.01	(.02)	(.89)	.58	.82
Distributions:
Dividends from net investment income	(.38)	(.32)	(.26)	(.27)	(.31)
Dividends from net realized gain on investments	-	-	(.10)	(.02)	-
Total Distributions	(.38)	(.32)	(.36)	(.29)	(.31)
Net asset value, end of period	8.90	9.27	9.61	10.86	10.57
Total Return (%)	.08	(.14)	(8.50)	5.51	8.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.47	.46	.48	.50
Ratio of net expenses to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	4.26	3.44	2.27	2.17	2.71
Portfolio Turnover Rate	66.05	57.85	68.40	106.79	124.64
Net Assets, end of period ($ x 1,000)	1,497,319	987,798	1,013,672	1,126,126	717,095

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended April 30,
Class Y Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	9.27	9.62	10.87	10.56	10.06
Investment Operations:
Net investment income[a]	.39	.28	.25	.24	.29
Net realized and unrealized gain (loss) on investments	(.38)	(.31)	(1.13)	.36	.52
Total from Investment Operations	.01	(.03)	(.88)	.60	.81
Distributions:
Dividends from net investment income	(.38)	(.32)	(.27)	(.27)	(.31)
Dividends from net realized gain on investments	-	-	(.10)	(.02)	-
Total Distributions	(.38)	(.32)	(.37)	(.29)	(.31)
Net asset value, end of period	8.90	9.27	9.62	10.87	10.56
Total Return (%)	.13	(.21)	(8.44)	5.75	8.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.40	.41	.40	.41	.43
Ratio of net expenses to average net assets	.40	.41	.40	.41	.43
Ratio of net investment income to average net assets	4.31	3.48	2.32	2.22	3.02
Portfolio Turnover Rate	66.05	57.85	68.40	106.79	124.64
Net Assets, end of period ($ x 1,000)	17,332	11,050	1,527	2,573	6,842

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Core Plus Fund (the “fund”) is the sole series of BNY Mellon Absolute Insight Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek high total return consistent with preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

On March 7, 2024, the Company’s Board of Directors (the“Board”) approved to reallocate a portion of the fund’s authorized, undesignated and unissued shares of the Company and designate them as Class I shares of the fund increasing the authorized Class I shares from 200 million to 300 million shares.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (300 million shares authorized) and Class Y (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class

I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	98,110,727	-	98,110,727
Collateralized Loan Obligations	-	73,617,771	-	73,617,771
Commercial Mortgage-Backed	-	22,436,321	-	22,436,321
Corporate Bonds	-	805,191,346	-	805,191,346

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Foreign Governmental	-	29,532,388	-	29,532,388
Investment Companies	35,000,188	-	-	35,000,188
Municipal Securities	-	7,497,136	-	7,497,136
U.S. Government Agencies Collateralized Mortgage Obligations	-	5,380,569	-	5,380,569
U.S. Government Agencies Mortgage-Backed	-	553,709,842	-	553,709,842
U.S. Treasury Securities	-	216,940,892	-	216,940,892
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	606,501	-	606,501
Futures††	4,402,157	-	-	4,402,157
Swap Agreements††	-	121,521	-	121,521
Liabilities ($)
Other Financial Instruments:
Futures††	(9,778,706)	-	-	(9,778,706)
Swap Agreements††	-	(143,249)	-	(143,249)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

NOTES TO FINANCIAL STATEMENTS (continued)

security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2024, BNY Mellon earned $18,578 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of April 30, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	31,663,623		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	31,663,623		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(31,663,623)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $533,739, accumulated capital losses $148,686,590 and unrealized depreciation $117,710,575.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2024. The fund has $21,012,205 of short-term capital losses and $127,674,385 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows: ordinary income $64,603,492 and $40,855,631, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2023 through September 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after September 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $280,195 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is

NOTES TO FINANCIAL STATEMENTS (continued)

not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

During the period ended April 30, 2024, the Distributor retained $6,606 from commissions earned on sales of the fund’s Class A shares and $3,207 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $139,156 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $783,168 and $46,385, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $125,865 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $43,421.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $36,503 pursuant to the custody agreement.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2024, the fund was charged $8,083 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2024, the fund was charged $20,359 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $523,128, Distribution Plan fees of $12,665, Shareholder Services Plan fees of $68,245, Custodian fees of $12,000, Chief Compliance Officer fees of $4,206 and Transfer Agent fees of $33,220, which are offset against an expense reimbursement currently in effect in the amount of $27,713.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, forward contracts and swap agreements, during the period ended April 30, 2024, amounted to $1,612,847,340 and $1,021,542,263, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of fund’s net assets, and is subject to certain reporting requirements.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2024 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2024 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in

NOTES TO FINANCIAL STATEMENTS (continued)

valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The fund enters into inflation swap agreement to gain exposure to inflation. An inflation swap is an agreement in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. Inflation swap agreements are within Interest rate swap open at April 30, 2024 which are set forth in the Statement of Investments.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2024 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2024 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	4,523,678	[1,2]	Interest rate risk	(9,921,955)	[1,2]
Foreign exchange risk	606,501	[3]	Foreign exchange risk	-
Gross fair value of derivative contracts	5,130,179			(9,921,955)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.
Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2024 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Forward Contracts	[2]	Swap Agreements	[3]	Total
Interest rate	(5,300,049)		-		(2,780)		(5,302,829)
Foreign exchange	-		21,990		-		21,990
Total	(5,300,049)		21,990		(2,780)		(5,280,839)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Forward Contracts	[5]	Swap Agreements	[6]	Total
Interest rate	(6,898,073)		-		(21,728)		(6,919,801)
Foreign exchange	-		606,501		-		606,501
Total	(6,898,073)		606,501		(21,728)		(6,313,300)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on forward foreign currency exchange contracts.
[3]	Net realized gain (loss) on swap agreements.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[6]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

NOTES TO FINANCIAL STATEMENTS (continued)

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2024, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	4,402,157	(9,778,706)
Forward contracts	606,501	-
Swaps	121,521	(143,249)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	5,130,179	(9,921,955)
Derivatives not subject to
Master Agreements	(4,523,678)	9,921,955
Total gross amount of assets
and liabilities subject to
Master Agreements	606,501	-

The following tables present derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2024:

Counterparty	Gross Amount of Assets ($)	[1]	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	[2]	Net Amount of Assets ($)
Citigroup Global Markets, Inc.	471		-	-		471
Goldman Sachs & Co. LLC	606,030		-	(540,000)		66,030
Total	606,501		-	(540,000)		66,501

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the monthy average market value of derivatives outstanding during the period ended April 30, 2024:

Average Market Value ($)
Futures:
Interest Rate Futures Long	237,904,638
Interest Rate Futures Short	63,626,999
Forward Contracts:
Forward Contracts Purchased in USD	41,509
Forward Contracts Sold in USD	7,012,689

The following table summarizes the monthy average notional value of swap agreements outstanding during the period ended April 30, 2024:

Average Notional Value ($)
Swap Agreements:
Interest Rate Pays Fixed Rate	2,803,254
Interest Rate Receives Fixed Rate	1,591,538

At April 30, 2024, the cost of investments for federal income tax purposes was $1,966,517,661; accordingly, accumulated net unrealized depreciation on investments was $117,704,993, consisting of $6,794,962 gross unrealized appreciation and $124,499,955 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Core Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Core Plus Fund (the “Fund”) (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc. (the “Company”)), including the statement of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Absolute Insight Funds, Inc.) at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 21, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation

ADDITIONAL INFORMATION (Unaudited) (continued)

only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the

ADDITIONAL INFORMATION (Unaudited) (continued)

redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 79.87% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 85

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 45

———————

Alan H. Howard (64)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 16

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

• Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Burton N. Wallack (73)

Board Member (2015)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 16

———————

Benaree Pratt Wiley (77)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 56

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 38

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2015.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since December 2015 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of BNY Mellon since April 2004.

SARAH S. KELLEHER, Secretary since April 2024 and Vice President since December 2015.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

LISA M. KING, Vice President and Assistant Secretary since March 2024.

Vice President and Assistant Secretary. Counsel of BNY Mellon since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 56 years old and has been an employee of BNY Mellon since February 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to February 2024; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 39 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 52 investment companies (comprised of 103 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 46 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Core Plus Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DCPAX Class C: DCPCX Class I: DCPIX Class Y: DCPYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6347AR0424

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,859 in 2023 and $44,736 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $24,727 in 2023 and $16,619 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2023 and $3,342 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2023 and $8,503 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,681 in 2023 and $2,823 in 2024. These services consisted of a review of the Registrant's anti-money laundering program. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,706,473 in 2023 and $1,802,968 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)